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                                                                 EXHIBIT 10(u)-3


                                  AMENDMENT TO

                           REVOLVING CREDIT AGREEMENT

                                  BY AND AMONG


                        MOBILE GAS SERVICE CORPORATION,
                                  as Borrower,


                                      and


                       AmSOUTH BANK OF ALABAMA, as Agent,


                                      and


                     AmSOUTH BANK OF ALABAMA, REGIONS BANK,
                    WHITNEY BANK OF ALABAMA, BANK OF MOBILE
                    SOUTHTRUST BANK, N.A., and COMMONWEALTH
                                 NATIONAL BANK,

                                   as Lenders

                                     * * *

                                  $20,000,000

                                     * * *

                                 July 15, 1997
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                    AMENDMENT TO REVOLVING CREDIT AGREEMENT


     This Amendment to Revolving Credit Agreement ("this Amendment") is entered into as of the 15th day of July, 1997, by and among Mobile Gas Service Corporation, as Borrower ("Borrower"), AmSouth Bank of Alabama, as Agent for Lenders ("Agent"), and AmSouth Bank of Alabama, Regions Bank (successor to First Alabama Bank), Whitney Bank of Alabama, Bank of Mobile, SouthTrust Bank, N.A., and Commonwealth National Bank, as Lenders (collectively, "Lenders").


                             W I T N E S S E T H :

     WHEREAS, Borrower, Agent and Lenders entered into a Revolving Credit Agreement (the "Revolving Credit Agreement") as of the 17th day of July, 1995;

     WHEREAS, by Amendment to Revolving Credit Agreement dated as of July 15, 1996, Borrower, Agent and the Lenders amended the Revolving Credit Agreement by extending the Commitment Termination Date, as defined in Section 1.14 of the Revolving Credit Agreement; and

     WHEREAS, Borrower, Agent and Lenders desire to further amend the Revolving Credit Agreement by further extending the Commitment Termination Date, as defined in Section 1.14 of the Revolving Credit Agreement.

     NOW, THEREFORE, in consideration of the mutual promises herein
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contained, and for other valuable consideration, the parties hereto agree as follows:

     1. Section 1.14 of the Revolving Credit Agreement is amended to read in its entirety, as follows:

          Section 1.14. "Commitment Termination Date" shall mean the earlier of
(i) July 17, 1999, or, if such date is not a business day, the business day next succeeding such date, unless the Lenders and Borrower shall agree in writing by July 17, 1998 to the extension of the date of payment of the indebtedness evidenced by the Notes for one additional period of one (1) year, in which event the date of payment of the indebtedness evidenced by the Notes, as thereby extended, shall be the Commitment Termination Date, or (ii) the date on which the Commitment is terminated by either Borrower or Lenders pursuant to the provisions hereof.

     2. The Revolving Credit Agreement, as hereby amended, remains in full force and effect.

     3. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

                                   BORROWER

                                   MOBILE GAS SERVICE CORPORATION


                                   /s/ John S. Davis
                                   By:    John S. Davis

                                   Title: President and Chief Executive Officer

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                                  /s/ Charles P. Huffman
                                  By: Charles P. Huffman

                                  Title: Vice President, Chief Financial Officer
                                         and Treasurer

                                  AGENT

                                  AmSOUTH BANK, as Agent for Lenders
                                  Pursuant to the terms of the Revolving
                                  Credit Agreement

                                  /s/ L. J. Marks
                                  By: L. J. Marks

                                  Title: Assistant Vice President

                                  LENDERS

                                  AmSOUTH BANK

                                  /s/ L. J. Marks
                                  By: L. J. Marks

                                  Title: Assistant Vice President

                                  REGIONS BANK
                                  (successor to First Alabama Bank)

                                  /s/ Peter P. Gaillard
                                  By: Peter P. Gaillard

                                  Title: Senior Vice President




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                                            WHITNEY BANK OF ALABAMA

                                            /s/ Kyle C. Pugh
                                            By: Kyle C. Pugh

                                            Title: Vice President

                                            BANK OF MOBILE

                                            /s/ Robert S. Murray, Jr.
                                            By: Robert S. Murray, Jr.

                                            Title: Vice President

                                            SOUTHTRUST BANK, N.A.

                                            Ricky L. Chastain
                                            By: Ricky L. Chastain

                                            Title: Senior Vice President

                                            COMMONWEALTH NATIONAL BANK

                                            /s/ Charles N. Delmore
                                            By: Charles N. Delmore

                                            Title: Senior Vice President





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